Barings
Participation Investors

Report for the Three Months Ended March 31, 2017

Adviser

Barings LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

Independent Registered Public Accounting Firm

KPMG LLP
Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
Boston, Massachusetts 02116

Transfer Agent & Registrar

DST Systems, Inc.
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374

Internet Website

www.barings.com/mpv

Barings Participation Investors c/o Barings LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy

Barings Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities) again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. The Trust is prohibited from purchasing below-investment grade securities if, after giving effect to the purchase, more than 75% of the Trust's total assets would be invested in below-investment grade securities, which are securities that are rated, at the time of purchase, BB or B by S&P or Ba or B by Moody's, or, if unrated, are believed by Barings LLC ("Barings") to be of an equivalent quality. In addition, the Trust will not invest in any debt security that is rated, at the time of acquisition, below B by S&P or Moody's, or if unrated, is believed by Barings to be of an equivalent quality. In addition, the Trust may invest in high quality, readily marketable securities.

Barings manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-Q

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings. A description of Barings' proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website: www.barings.com/mpv; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website: www.barings.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively "service providers") who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust's Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust's registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly be federal or state securities laws that may not be waived.

Barings Participation Investors

TO OUR SHAREHOLDERS
April 30, 2017

We are pleased to present the March 31, 2017 Quarterly Report of Barings Participation Investors (the "Trust").

The Board of Trustees declared a quarterly dividend of $0.27 per share, payable on May 12, 2017 to shareholders of record on May 4, 2017. The Trust paid a $0.27 per share dividend for the preceding quarter. The Trust earned $0.29 per share of net investment income, including $0.04 per share of non-recurring income, for the first quarter of 2017, compared to $0.30 per share, including $0.04 per share of non-recurring income, in the previous quarter.

During the first quarter, the net assets of the Trust increased to $141,119,693 or $13.56 per share compared to $136,606,731 or $13.15 per share on December 31, 2016. This translates into a 3.1% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 9.7%, 9.6%, 11.2%, 9.5% and 12.3% for the 1-, 3-, 5-, 10-, and 25-year periods ended March 31, 2017, respectively, based on the change in the Trust's net asset value (net of all fees and expenses) assuming the reinvestment of all dividends and distributions.

The Trust's share price decreased 0.7% during the quarter, from $14.20 per share as of December 31, 2016 to $14.10 per share as of March 31, 2017. The Trust's market price of $14.10 per share equates to a 4.0% premium over the March 31, 2017 net asset value per share of $13.56. The Trust's average quarter-end premium for the 3-, 5- and 10-year periods was 0.9%, 6.9% and 7.1%, respectively U.S. equity markets, as approximated by the Russell 2000 Index, increased 2.5% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, increased 2.7% for the quarter.

The Trust closed one new private placement investment, as well as six add-on investments in existing portfolio companies, during the first quarter. The one new investment was in SR Smith LLC, while the six add-on investments were in Handi Quilter Holding Company, MC Sign Holdings LLC, Merex Holding Corporation, Panos Brands LLC, Tranzonic Holdings LLC and Veritext Corporation. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $2,978,000.

Despite overall optimism heading into 2017, middle market merger and acquisition activity did not meet expectations for the quarter ending March 31, 2017. The lower M&A activity combined with a significant inflow of new capital into the private debt markets in 2016 and thus far in 2017 has exacerbated already hyper-competitive market conditions. High purchase price multiples for companies and aggressive credit terms being offered by debt providers have, and continue to be prevalent in the market. The net result of all of these factors was the Trust's new investment activity being below average for the quarter. While deal flow remains stable and we continue to actively pursue new investment opportunities on behalf of the Trust, we do so cautiously in order to generate attractive investment returns without taking inappropriate levels of risk, a strategy that has served us well over the years.

The Trust's remaining portfolio remains in good condition with the number of companies on our watch list and/or in default remaining stable and at acceptable levels. Two private companies in which the Trust had outstanding investments were sold during the quarter resulting in favorable outcomes. In addition, two companies refinanced their debt, resulting in the prepayment of subordinated notes held by the Trust while also paying a dividend on the equity portion of the Trust's investment. At quarter-end, there were fourteen companies in which the Trust had outstanding investments which were in an active sale process. We would expect these companies to be sold over the next two to three quarters.

The Trust was able to maintain its $0.27 per share quarterly dividend in the first quarter. However, it was necessary to supplement recurring investment income with $0.02 per share of earnings carry forward in order to maintain the $0.27 per share dividend. As has been discussed in prior reports, recurring investment income alone has not been sufficient, and while improving, may not be sufficient in the near term, to fully fund the current dividend rate. Net investment income has been below the dividend rate since 2013 due principally to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exits and prepayment activity that occurred from 2013 through 2015, combined with generally lower investment returns available due to market and competitive dynamics over the past several years. As mentioned above, we made good progress in growing recurring investment income over the past several quarters, but it remains below the dividend rate and may continue to require supplementation from non-recurring income in the near term. The level of expected recurring investment income generated by the Trust in 2017, combined with the availability of earnings carry forwards and other non-recurring income, is expected to be sufficient to maintain the current dividend rate over the next several quarters. However, over time, the Trust's dividend paying ability tends to correlate with its recurring earnings capacity. As such, until recurring investment income reaches a level equal to the current dividend rate, there is the risk that the dividend may need to be reduced in the future.

Thank you for your continued interest in and support of Barings Participation Investors.

Sincerely,

Robert M. Shettle

President

Portfolio Composition as of 3/31/2017*

Public Debt
18.2%
Public Bank
Loans
0.5%
Cash & Short-Term
Investments
7.3%
Private / Restricted
Equity
13.0%
Private Debt
61.0%

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $97,147,613)	$95,827,759
Corporate restricted securities at market value (Cost - $19,049,007)	19,149,187
Corporate public securities at market value (Cost - $28,257,491)	28,966,718
Short-term securities at amortized cost	5,998,388

Total investments (Cost - $150,452,499)	149,942,052

Cash	5,348,246
Interest receivable	1,303,769
Receivable for investments sold	933,677
Other assets	28,785
Tax receivable	5,809

Total assets	157,562,338

Liabilities:
Note payable	15,000,000
Payable for investments purchased	514,437
Deferred tax liability	408,371
Investment advisory fee payable	317,519
Interest payable	27,267
Accrued expenses	175,051

Total liabilities	16,442,645

Total net assets	$141,119,693

Net Assets:
Common shares, par value $.01 per share	$104,044
Additional paid-in capital	95,157,944
Retained net realized gain on investments, prior years	40,511,310
Undistributed net investment income	3,546,068
Accumulated net realized gain on investments	2,719,145
Net unrealized depreciation of investments	(918,818)

Total net assets	$141,119,693

Common shares issued and outstanding (14,787,750 authorized)	10,404,497

Net asset value per share	$13.56

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended March 31, 2017
(Unaudited)

Investment Income:
Interest	$2,772,007
Dividends	818,967
Other	35,438

Total investment income	3,626,412

Expenses:
Investment advisory fees	317,519
Interest	153,375
Trustees' fees and expenses	67,000
Professional fees	54,381
Reports to shareholders	24,000
Custodian fees	6,000
Other	26,808

Total expenses	649,083

Investment income - net	2,977,329

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	333,072
Income tax expense	(101,548)

Net realized gain on investments after taxes	231,524

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	1,048,436
Net (increase) decrease in deferred income tax expense	6,643

Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	1,055,079

Net gain on investments	1,286,603

Net increase in net assets resulting from operations	$4,263,932

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF CASH FLOWS
For the three months ended March 31, 2017
(Unaudited)

Net decrease in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$4,020,042
Purchases of portfolio securities	(6,767,598)
Proceeds from disposition of portfolio securities	4,615,757
Interest, dividends and other income received	3,070,388
Interest expense paid	(153,375)
Operating expenses paid	(469,092)
Income taxes paid	(611,660)

Net cash provided by operating activities	3,704,462

Cash flows from financing activities:
Cash dividends paid from net investment income	(2,804,267)
Receipts for shares issued on reinvestment of dividends	249,030

Net cash used for financing activities	(2,555,237)

Net increase in cash	1,149,225
Cash-beginning of period	4,199,021

Cash-end of period	$5,348,246

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$4,263,932

Increase in investments	(245,022)
Decrease in interest receivable	444,745
Increase in receivable for investments sold	(781,489)
Increase in other assets	(2,002)
Decrease in tax payable	(510,112)
Decrease in deferred tax liability	(6,643)
Increase in investment advisory fee payable	10,154
Increase in payable for investments purchased	514,437
Increase in accrued expenses	16,462

Total adjustments to net assets from operations	(559,470)

Net cash provided by operating activities	$3,704,462

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the three months ended 03/31/2017 (Unaudited)	For the year ended 12/31/2016
Increase in net assets:
Operations:
Investment income - net	$2,977,329	$10,324,242
Net realized gain on investments after taxes	231,524	1,279,991
Net change in unrealized appreciation of investments after taxes	1,055,079	38,399

Net increase in net assets resulting from operations	4,263,932	11,642,632
Increase from common shares issued on reinvestment of dividends
Common shares issued (2017 - 18,324; 2016 - 57,782)	249,030	806,973

Dividends to shareholders from:
Net investment income (2017 - $0.00 per share; 2016 - $1.08 per share)	—	(11,192,508)

Total increase in net assets	4,512,962	1,257,097

Net assets, beginning of period/year	136,606,731	135,349,634

Net assets, end of period/year (including undistributed net investment income of $3,546,068 and $568,739, respectively)	$141,119,693	$136,606,731

See Notes to Consolidated Financial Statements

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the three months ended 03/31/2017 (Unaudited)		For the years ended December 31,
			2016		2015		2014	2013
Net asset value:
Beginning of period/year	$13.15		$13.10		$13.35		$12.83	$12.56

Net investment income (a)	0.29		1.00		0.95		1.04	1.00
Net realized and unrealized gain (loss) on investments	0.12		0.13		(0.12)		0.57	0.35

Total from investment operations	0.41		1.13		0.83		1.61	1.35

Dividends from net investment income to common shareholders	—		(1.08)		(1.08)		(0.96)	(1.08)
Dividends from realized gain on investments to common shareholders	—		—		—		(0.12)	—
Increase from dividends reinvested	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01)	(0.00	)(b)

Total dividends	—		(1.08)		(1.08)		(1.09)	(1.08)

Net asset value: End of period/year	$13.56		$13.15		$13.10		$13.35	$12.83

Per share market value:
End of period/year	$14.02		$14.20		$13.75		$13.23	$12.88

Total investment return
Net asset value (c)	3.12%		8.75%		6.23%		13.61%	10.97%
Market value (c)	(1.26%)		11.45%		12.66%		12.54%	0.47%
Net assets (in millions):
End of period/year	$141.12		$136.61		$135.35		$137.57	$131.42
Ratio of total expenses to average net assets	2.20%		2.26%		2.17%		2.84%	2.15%
Ratio of operating expenses to average net assets	1.45%		1.35%		1.49%		1.49%	1.51%
Ratio of interest expense to average net assets	0.45%		0.44%		0.44%		0.45%	0.47%
Ratio of income tax expense to average net assets (d)	0.30%		0.47%		0.24%		0.90%	0.17%
Ratio of net investment income to average net assets	8.69%		7.45%		6.95%		7.82%	7.77%
Portfolio turnover	3%		31%		30%		32%	30%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)	Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)	As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$15	$15
Asset coverage per $1,000 of indebtedness	$10,408	$10,107	$10,023	$10,171	$9,761

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2017
(Unaudited)

Corporate Restricted Securities - 81.47%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 67.90%: (C)
1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
Limited Liability Company Unit Class A Preferred (B)	102 uts.	10/17/12	$102,270	$142,717
Limited Liability Company Unit Class A Common (B)	11,364 uts.	10/17/12	11,364	171,560
			113,634	314,277

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$139,205	08/01/12	132,561	137,397
Preferred Stock Series A (B)	125,000 shs.	08/01/12	125,000	207,845
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	22,414 shs.	08/01/12	42,446	34,768
			300,007	380,010

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,910	—
* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
12.5% (1% PIK) Senior Subordinated Note due 09/27/2020	$1,206,338	03/27/15	1,189,518	1,218,401
Preferred Stock (B)	1,122 shs.	03/27/15	112,154	100,634
Common Stock (B)	346 shs.	03/27/15	346	—
			1,302,018	1,319,035

Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
Limited Liability Company Unit	288 uts.	11/18/14	288,000	330,562

AM Conservation Holding Corp.
A supplier of energy efficiency ("EE") products, including lighting, shower heads and aerators, and weatherization products such as door seals and weather stripping.
11.75% (1.5% PIK) Senior Subordinated Note due 04/30/2023	$1,568,182	10/31/16	1,538,194	1,555,431
Common Stock (B)	156,818 shs.	10/31/16	156,818	166,628
			1,695,012	1,722,059

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)(F)	114 uts.	10/04/12	$113,636	$242,562

API Technologies Corp.
A designer, developer and manufacturer of electronic systems, subsystems, modules and secure communications for technically demanding defense, aerospace and commercial applications in the U.S. and internationally.

12% (1% PIK) Senior Subordinated Note due 04/22/2023	$1,392,996	04/22/16	1,375,777	1,398,951
Limited Liability Company Unit (B)	0.40% int.	04/20/16	345,000	317,400
			1,720,777	1,716,351

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% (0.5% PIK) Senior Subordinated Note due 02/01/2020	$1,715,254	*	1,699,296	1,715,254
Limited Partnership Interest	524 uts.	08/01/14	523,950	543,507
* 05/21/13 and 08/01/14.			2,223,246	2,258,761

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$750,555	11/19/15	738,492	713,350
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	22,664
			849,592	736,014

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
11% Senior Subordinated Note due 02/17/2022	$1,515,400	08/17/15	1,491,464	1,537,688
Preferred Stock (B)	210 shs.	08/17/15	209,390	174,258
Common Stock (B)	210 shs.	08/17/15	210	—
			1,701,064	1,711,946

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 01/31/2021 (D)	$500,587	07/31/14	491,228	—
Limited Liability Company Unit (B)(F)	45,504 uts.	*	—	—
* 07/31/14 and 10/14/15.			491,228	—

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$119,149	10/12/12	$118,413	$119,149
13% (1% PIK) Senior Subordinated Note due 09/30/2019	$332,244	10/12/12	321,061	332,244
Common Stock (B)	51,064 shs.	10/12/12	51,064	292,856
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	115,940
			510,754	860,189

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
12.5% (1.5% PIK) Senior Subordinated Note due 06/30/2021 (D)	$1,585,908	06/30/15	1,561,276	—
Common Stock (B)	1,417 shs.	06/30/15	156,800	—
			1,718,076	—

BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
Limited Liability Company Unit Class A (B)(F)	417 uts.	10/17/12	41,667	63,483
Limited Liability Company Unit Class B (B)(F)	167 uts.	10/17/12	166,666	276,012
			208,333	339,495

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note due 11/01/2019	$1,412,605	*	1,364,857	1,412,606
Preferred Stock (B)	1,350 shs.	*	134,972	172,542
Preferred Stock (B)	489 shs.	*	48,721	62,537
Common Stock (B)	140 shs.	*	14,864	198,995
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	58 shs.	*	5,430	82,656
* 05/09/13 and 11/01/13.			1,568,844	1,929,336

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 01/19/2018	$782,813	01/19/11	775,014	782,813
14% (2% PIK) Senior Subordinated Note due 08/03/2019	$206,034	08/03/12	204,341	206,034
Common Stock (B)	375 shs.	01/19/11	37,500	43,440
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	34,146
			1,046,105	1,066,433

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
Limited Liability Company Unit (B)(F)	1 ut.	03/26/12	$189,978	$—

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% (1.5% PIK) Senior Subordinated Note due 04/01/2021	$2,031,027	*	2,000,797	2,037,991
Limited Liability Company Unit	1,853 uts.	07/18/16	189,267	184,336
* 10/01/14 and 07/18/16.			2,190,064	2,222,327

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	147 shs.	12/02/08	146,594	765,870

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
Limited Liability Company Unit (B)(F)	230 uts.	03/04/15	147,304	114,876

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	82,613 uts.	01/12/07	82,613	121,546
Limited Liability Company Unit Class C (B)	59,756 uts.	01/12/07	59,756	96,698
Limited Liability Company Unit Class D (B)	671,525 uts.	05/03/10	—	1,037,369
Limited Liability Company Unit Class E (B)	1,102 uts.	05/03/10	—	218,964
			142,369	1,474,577

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
12.75% (1.75% PIK) Senior Subordinated Note due 06/30/2023	$768,276	06/30/16	754,248	776,522
Common Stock Class A (B)	3,791 shs.	06/30/16	3,791	1,327
Preferred Stock Series A (B)	758 shs.	06/30/16	72,033	76,605
			830,072	854,454

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% (3% PIK) Senior Subordinated Note due 11/22/2019	$1,306,609	11/22/13	1,293,546	1,306,609
Common Stock (B)	90 shs.	*	514,284	363,700
* 11/22/13 and 09/16/16.			1,807,830	1,670,309

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023	$1,420,588	10/07/16	$1,393,657	$1,400,938
Limited Liability Company Unit (B)(F)	304,412 uts.	10/07/16	304,412	301,368
			1,698,069	1,702,306

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% (2% PIK) Senior Subordinated Note due 11/04/2020	$1,410,980	05/04/12	1,399,876	1,370,333
Preferred Stock (B)	25 shs.	05/04/12	252,434	241,837
Common Stock (B)	25 shs.	05/04/12	28,048	—
			1,680,358	1,612,170

Dunn Paper
A provider of specialty paper for niche product applications.
9.75% Second Lien Term Loan due 08/31/2023	$1,725,000	09/28/16	1,692,826	1,690,500

Eagle Family Foods, Inc.
A producer of low-cost branded and private label canned milk.
10.05% Last Out Term Loan due 12/31/2021	$1,725,000	12/22/15	1,704,520	1,725,000

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% (0.75% PIK) Senior Subordinated Note due 11/21/2020	$1,316,816	11/21/14	1,296,486	1,329,984
Limited Liability Company Unit (B)(F)	230 uts.	11/19/14	71,875	83,423
			1,368,361	1,413,407

Elite Sportwear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 10/13/2021	$1,572,635	10/14/16	1,547,173	1,558,409
Limited Liability Company Unit (B)(F)	101 uts.	10/14/16	159,722	180,253
			1,706,895	1,738,662

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% (1.5% PIK) Senior Subordinated Note due 10/04/2019	$972,981	04/04/14	$962,744	$982,711
14% (2% PIK) Senior Subordinated Note due 10/04/2019	$255,782	07/01/16	251,702	263,455
Common Stock (B)	0.31% int.	04/04/14	77,533	86,549
			1,291,979	1,332,715

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	171 uts.	09/27/10	58,345	81,925
Limited Liability Company Unit Common (B)	171 uts.	09/27/10	17,073	275,789
			75,418	357,714

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	80,559 uts.	04/15/14	—	80,559
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	65,789	202,984
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	8,248	25,448
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	15,000	21,818
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	16,009	37,551
			105,046	368,360

FMH Holdings Corporation
A designer and manufacturer of highly engineered components for the aerospace, defense and space industries.
Common Stock (B)	148 shs.	05/01/15	148,096	261,232

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	104,347
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	13,945
			76,687	118,292

GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
15% (1% PIK) Senior Subordinated Note due 03/27/2020	$1,613,944	03/27/14	1,594,186	1,452,549
Common Stock (B)	15,500 shs.	03/27/14	155,000	47,910
			1,749,186	1,500,459

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% (2% PIK) Senior Subordinated Note due 03/27/2019	$1,226,121	03/27/13	$1,216,420	$1,226,121
Common Stock (B)	1,181 shs.	03/27/13	118,110	128,735
			1,334,530	1,354,856

Glynlyon Holding Companies, Inc.
A technology-enabled curriculum provider of K-12 and support services predominantly to small and medium public school districts.
12% (1% PIK) Senior Subordinated Note due 01/05/2022	$1,596,763	01/15/16	1,569,855	1,628,698
Common Stock (B)	147 shs.	01/15/16	147,436	218,547
			1,717,291	1,847,245

GlynnDevins Acquisition Corporation
A marketing communications agency that services senior living facilities.
Preferred Stock Series A (B)	342 shs.	06/19/15	70,683	79,601
Common Stock (B)	342 shs.	06/19/15	2,945	20,816
			73,628	100,417

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
Common Stock (B)	175 shs.	10/31/14	174,831	157,693

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 02/05/2020	$727,865	02/05/14	698,298	714,311
Common Stock (B)	846 shs.	02/05/14	84,636	55,407
Warrant, exercisable until 2024, to purchase common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	26,001
			819,750	795,719

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% (1% PIK) Senior Subordinated Note due 06/19/2021	$1,725,311	*	1,698,538	1,724,747
Limited Liability Company Unit Preferred (B)	372 uts.	**	371,644	377,098
Limited Liability Company Unit Common Class A (B)	3,594 uts.	12/19/14	—	—
* 12/19/14 and 02/21/17.			2,070,182	2,101,845
** 12/19/14 and 04/29/16.

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.5% (1% PIK) Senior Subordinated Note due 07/01/2022	$1,587,346	07/01/16	$1,558,762	$1,599,645
Common Stock (B)	150 shs.	07/01/16	149,500	125,880
			1,708,262	1,725,525

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 08/14/2020	$1,111,911	02/14/14	1,100,237	1,111,911
12% Senior Subordinated Note due 08/14/2020	$431,250	06/22/15	428,516	439,875
Common Stock (B)	821 shs.	02/14/14	822	212,516
			1,529,575	1,764,302

Healthcare Direct Holding Company
A direct-to-customer marketer of discount dental plans.
Common Stock (B)	517 shs.	03/09/12	21,419	91,608

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% (2% PIK) Senior Subordinated Note due 01/17/2020	$1,722,949	01/17/14	1,705,633	947,622
Limited Liability Company Unit (B)(F)	102 uts.	01/17/14	101,563	—
			1,807,196	947,622

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
14.25% (2.75% PIK) Senior Subordinated Note due 12/11/2020	$1,366,637	*	1,345,252	1,307,811
* 12/30/15 and 12/23/16.

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)(F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)(F)	47 uts.	10/14/11	—	—
			—	—

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 10/01/2018	$1,098,837	08/19/08	$1,095,422	$1,038,730
Common Stock (B)	251 shs.	08/19/08	251,163	11,002
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	65 shs.	08/19/08	60,233	2,844
			1,406,818	1,052,576

HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
12% (1% PIK) Senior Subordinated Note due 07/19/2022	$1,131,643	*	1,119,572	1,131,643
Limited Liability Company Unit Class A Preferred (B)	1,127 uts.	09/27/12	112,726	169,495
Limited Liability Company Unit Class A Common (B)	910 uts.	09/27/12	910	104,304
* 7/19/16 and 9/6/16.			1,233,208	1,405,442

Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock	93 shs.	10/27/11	77,462	174,798

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
13% (1% PIK) Senior Subordinated Note due 11/10/2020	$1,089,466	11/10/14	1,074,726	1,070,150
Common Stock (B)	2,300 shs.	11/10/14	230,000	117,456
			1,304,726	1,187,606

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	47 shs.	02/27/07	1,424	104,566

Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
Limited Liability Company Unit Class A (B)(F)	283 uts.	12/11/13	—	908,709
			—	908,709

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
Limited Liability Company Unit (B)(F)	1,038,805 uts.	12/05/12	$232,207	$—
Limited Liability Company Unit Class A-1 (B)(F)	163,043 uts.	10/31/16	163,043	163,043
Limited Liability Company Unit Class A-2 (B)(F)	1,032,609 uts.	10/31/16	—	—
			395,250	163,043

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	71,053 shs.	05/24/06	71,053	47,170
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	43,600 shs.	05/25/06	37,871	28,945
			108,924	76,115

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	40 uts.	06/30/15	—	79,396
Common Stock (B)	353 shs.	07/15/08	285,619	81,537
			285,619	160,933

Kyjen Company
A designer and distributer of branded and private label dog toys and accessories primarily in the US.
13% (1% PIK) Senior Subordinated Note due 10/14/2021	$1,312,769	10/14/15	1,291,461	1,333,433

Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit	12,764 uts.	*	166,481	187,812
Warrant, exercisable until 2017, to purchase common stock at $.01 per share (B)(F)	1,787 shs.	05/04/07	22,781	26,295
* 05/04/07 and 01/02/08.			189,262	214,107

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 01/15/2018 (D)	$419,971	01/15/10	404,121	—
15% (2.5% PIK) Senior Subordinated Note due 01/15/2018 (D)	$115,253	10/05/10	114,604	—
Common Stock (B)	35 shs.	10/05/10	35,400	—
Common Stock Class B (B)	118 shs.	01/15/10	117,647	—
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	—
			766,351	—

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$870,322	04/17/15	$863,334	$783,432
Limited Liability Company Unit	5 uts.	04/17/15	678,329	124,745
			1,541,663	908,177

MC Sign Holdings LLC
A provider of sign and lighting services nationwide.
11.75% (0.75% PIK) Senior Subordinated Note due 09/15/2021	$769,746	09/22/15	757,386	770,049
11.75% (0.75% PIK) Senior Subordinated Note due 08/09/2022	$215,854	02/09/17	211,618	215,939
Limited Liability Company Unit Class B (B)	101,500 uts.	09/22/15	101,500	165,232
			1,070,504	1,151,220

Merex Holding Corporation
A provider of after-market spare parts and components, as well as maintenance, repair and overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019 (D)	$454,295	09/22/11	449,013	408,866
15% PIK Senior Subordinated Note due 04/30/2022 (D)	$23,839	08/18/15	23,839	—
14% PIK Senior Subordinated Note due 06/30/2019	$37,706	10/21/16	37,706	37,470
Common Stock Class A (B)	86,958 shs.	*	170,705	—
* 08/18/15, 10/20/16 and 01/27/17.			681,263	446,336

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$1,109,402	09/30/14	1,093,489	1,084,574
Common Stock Class B (B)	219,545 shs.	09/30/14	219,545	70,565
			1,313,034	1,155,139

Midwest Industrial Rubber, Inc.
A supplier of industrial maintenance, repair, and operations ("MRO") products, specializing in the fabrication and distribution of lightweight conveyor belting and related conveyor components and accessories.

12% (1% PIK) Senior Subordinated Note due 12/02/2022	$1,558,781	12/02/16	1,528,884	1,568,336
Preferred Stock (B)	1,711 shs.	12/02/16	171,116	144,353
Common Stock (B)	242 shs.	12/02/16	242	—
			1,700,242	1,712,689

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% (2% PIK) Senior Subordinated Note due 11/02/2019	$1,316,315	11/02/12	$1,304,573	$1,316,315
Common Stock (B)	45 shs.	11/02/12	44,643	23,933
			1,349,216	1,340,248

Money Mailer Equity LLC
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
12% (1% PIK) Senior Subordinated Note due 10/29/2021	$1,739,458	04/29/16	1,709,491	1,681,289

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% (1.75% PIK) Senior Subordinated Note due 08/15/2020	$1,013,895	11/30/10	1,007,323	1,013,895
Limited Liability Company Unit Class B-1 (B)(F)	75,000 uts.	11/30/10	—	54,791
Limited Liability Company Unit Class B-2 (B)(F)	6,801 uts.	11/30/10	—	4,968
			1,007,323	1,073,654

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020 (D)	$810,000	02/02/07	809,408	—
Limited Partnership Interest of Saw Mill PCG Partners LLC (B)	1.46% int.	02/01/07	588,077	—
Limited Liability Company Unit Class D of Saw Mill PCG Partners LLC (B)	9 uts.	*	8,873	—
Limited Liability Company Unit Class D-1 of Saw Mill PCG Partners LLC (B)	121 uts.	09/30/09	121,160	—
Limited Liability Company Unit Class D-2 of Saw Mill PCG Partners LLC (B)	68 uts.	04/29/11	34,547	—
Limited Liability Company Unit Class D-3 of Saw Mill PCG Partners LLC (B)	104 uts.	12/10/14	103,904	—
* 12/18/08 and 09/30/09.			1,665,969	—

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% (1.75% PIK) Senior Subordinated Note due 05/17/2023	$1,527,814	06/30/16	1,500,613	1,536,204
Common Stock (B)	207 shs.	05/17/16	207,000	232,305
			1,707,613	1,768,509

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
Preferred Stock Series A (B)	554 shs.	06/04/10	$55,354	$75,780
Preferred Stock Series B (B)	311 shs.	06/04/10	31,125	60,473
Common Stock (B)	344 shs.	06/04/10	344	59,165
			86,823	195,418

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,"free from" healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 07/29/2021	$1,449,000	01/29/16	1,424,667	1,477,980
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$326,705	02/17/17	320,270	326,833
Common Stock Class B (B)	380,545 shs.	*	380,545	432,096
* 01/29/16 and 02/17/17.			2,125,482	2,236,909

Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	1,236 shs.	05/22/09	59,034	1,235,800
Preferred Stock Series B (B)	7,059 shs.	05/22/09	290,050	226,489
Common Stock (B)	21,462 shs.	05/22/09	993,816	—
			1,342,900	1,462,289

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company	0.40% int.	*	175,339	4,910
* 11/29/12 and 12/20/16.

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% (1% PIK) Senior Subordinated Note due 01/31/2020	$1,064,655	07/31/14	1,052,125	1,041,754
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	83,763
			1,200,221	1,125,517

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
11% Senior Subordinated Note due 05/29/2022	$1,610,100	05/29/15	1,585,453	1,642,302
Limited Liability Company Unit Preferred (B)(F)	1,149 uts.	05/29/15	114,900	134,531
Limited Liability Company Unit Common (B)(F)	1,149 uts.	05/29/15	—	98,115
			1,700,353	1,874,948

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
PPC Event Services
A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/20/2020	$1,172,727	11/20/14	$1,157,985	$1,172,727
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	484,684
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	55,351
			1,372,904	1,712,762

Randy's Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
11.5% Senior Subordinated Note due 05/12/2021	$1,135,898	05/12/15	1,119,556	1,158,616
Common Stock (B)	118 shs.	05/12/15	118,476	180,502
			1,238,032	1,339,118

Signature Systems Holding Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	76 shs.	03/15/13	75,509	7,586
Warrant, exercisable until 2023, to purchase common stock A at $.01 per share (B)	31 shs.	03/15/13	28,316	3,099
			103,825	10,685

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	328 uts.	*	261,262	385,543
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	83 shs.	*	67,467	97,658
* 08/31/07 and 03/06/08.			328,729	483,201

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% (2% PIK) Senior Subordinated Note due 10/18/2019 (D)	$738,694	10/18/13	726,147	—
Common Stock (B)	841 shs.	10/18/13	84,100	—
			810,247	—

Software Paradigms International Group, LLC
An outsourced IT services provider focused on the retail industry.
12.5% (1.5% PIK) Senior Subordinated Note due 11/23/2021	$1,725,000	05/23/16	1,694,413	1,731,027

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022	$867,652	03/27/17	$856,829	$865,676
Limited Liability Company Unit Series A (B)(F)	14 uts.	03/27/17	846,631	857,286
			1,703,460	1,722,962

Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% (2% PIK) Senior Subordinated Note due 06/13/2019	$1,059,783	12/13/13	1,046,028	1,045,273
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	139,891
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	23,358
			1,234,989	1,208,522

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 01/31/2019 (D)	$1,428,470	*	1,358,229	999,929
Common Stock (B)	38 shs.	12/14/10	38,168	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	—
* 12/14/10, 08/17/12 and 03/31/16.			1,433,646	999,929

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 07/31/2021	$1,221,686	07/31/15	1,202,944	1,197,906
Common Stock (B)	68 shs.	07/31/15	78,150	33,989
			1,281,094	1,231,895

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
12.5% (1.5% PIK) Senior Subordinated Note due 04/15/2021	$766,700	10/15/15	754,458	778,832
Limited Liability Company Unit (B)	95,800 uts.	10/15/15	95,800	97,812
			850,258	876,644

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
15% (7.5% PIK) Senior Subordinated Note due 12/05/2020	$69,673	12/05/13	$219,203	$69,673
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	28,079 shs.	12/05/13	—	7,581
			219,203	77,254

Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
Limited Liability Company Unit Preferred Class A (B)	152,696 shs.	*	166,248	315,918
* 07/05/13 and 02/13/17.

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 07/31/2020	$1,147,678	01/23/15	1,132,243	1,159,155

Veritext Corporation
A provider of stenographic staffing and other services used during the legal deposition process.
10.75% Second Lien Term Loan due 01/29/2023	$2,012,500	*	1,978,123	2,012,500
* 01/21/16 and 02/23/17.

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
Common Stock (B)	3,632 shs.	03/31/14	363,158	398,635

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2017 (D)	$1,778,423	11/30/06	667,078	1,778,423
Common Stock (B)	101 shs.	11/30/06	101,250	—
Warrant, exercisable until 2017, to purchase common stock at $.01 per share (B)	51 shs.	11/30/06	45,790	—
			814,118	1,778,423

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 02/03/2021	$376,425	08/03/15	370,914	383,953
Limited Liability Company Unit (B)(F)	370,241 uts.	08/03/15	370,241	617,029
			741,155	1,000,982

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
Common Stock (B)	205 shs.	12/16/10	$205,480	$413,320
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	55 shs.	12/16/10	49,334	111,074
			254,814	524,394

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
12.5% (1.5% PIK) Senior Subordinated Note due 07/22/2021	$1,596,414	01/22/16	1,570,107	1,624,045
Common Stock (B)	157 shs.	01/22/16	156,818	151,734
			1,726,925	1,775,779

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% (2.5% PIK) Senior Subordinated Note due 06/12/2020	$972,721	11/03/11	967,202	972,721
Common Stock (B)	1,500 shs.	11/03/11	150,000	109,345
			1,117,202	1,082,066

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
12.5% (1.5% PIK) Senior Subordinated Note due 03/04/2021 (D)	$1,572,322	03/04/15	1,549,582	1,369,612
Common Stock (B)	1,835 shs.	03/04/15	183,500	52,813
			1,733,082	1,422,425

Total Private Placement Investments (E)			$97,147,613	$95,827,759

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 13.57%:
Bonds - 13.57%
Altice Financing S.A.	7.500%	05/15/26	$400,000	$400,000	$425,000
Amsted Industries	5.375	09/15/24	240,000	240,000	240,600
Beazer Homes USA, Inc.	8.750	03/15/22	160,000	160,000	175,200
Belden Inc.	5.250	07/15/24	210,000	210,000	209,475
Boise Cascade Company	5.625	09/01/24	130,000	130,000	131,950
CITGO Petroleum Corporation	6.250	08/15/22	425,000	425,000	430,313
Consolidated Energy Finance S.A.	6.750	10/15/19	500,000	495,408	503,750
Constellium N.V.	7.875	04/01/21	373,000	373,000	398,177
Cornerstone Chemical Company	9.375	03/15/18	500,000	502,987	502,500
CTP Transportation Products, LLC	8.250	12/15/19	310,000	310,000	272,800
CVR Partners, LP.	9.250	06/15/23	500,000	488,554	513,125
Dean Foods	6.500	03/15/23	329,000	329,000	342,982
Dell Inc.	4.420	06/15/21	600,000	625,432	627,447
Digicel Group Limited	6.000	04/15/21	500,000	461,195	454,375
EnPro Industries Inc.	5.875	09/15/22	120,000	121,196	124,200
First Data Corporation	5.000	01/15/24	406,000	406,000	413,105
First Quantum Minerals Ltd.	7.500	04/01/25	500,000	486,227	503,750
HD Supply, Inc.	5.250	12/15/21	127,000	127,000	133,508
Hilcorp Energy Company	5.000	12/01/24	335,000	335,000	314,063
Hughes Satellite Systems Corporation	6.625	08/01/26	500,000	496,639	511,250
Iamgold Corporation	7.000	04/15/25	500,000	500,000	495,000
J.B. Poindexter Co., Inc.	9.000	04/01/22	500,000	500,000	523,750
Jupiter Resources Inc.	8.500	10/01/22	500,000	472,529	408,750
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	663,000	678,135	687,942
Mallinckrodt PLC	5.750	08/01/22	500,000	500,000	492,750
MEG Energy Corporation	6.375	01/30/23	500,000	500,000	446,875
Micron Technology, Inc.	5.250	08/01/23	494,000	494,000	506,350
Micron Technology, Inc.	7.500	09/15/23	203,000	203,000	226,599
Moog Inc.	5.250	12/01/22	500,000	503,161	512,500
New Gold Inc.	6.250	11/15/22	500,000	502,490	501,250
Nielsen Finance LLC	5.000	04/15/22	271,000	272,500	277,098
OPE KAG Finance Sub	7.875	07/31/23	500,000	520,321	511,250
Penske Corporation	4.875	07/11/22	500,000	498,662	539,757
Prime Security Services Borrower	9.250	05/15/23	500,000	500,000	548,125
Sabre GLBL, Inc.	5.250	11/15/23	122,000	122,000	124,745
Sinclair Broadcast Group, Inc.	5.875	03/15/26	204,000	204,000	209,100
Sinclair Television Group, Inc.	5.125	02/15/27	500,000	500,000	482,500
Suncoke Energy	7.375	02/01/20	500,000	474,865	505,000

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value
Tallgrass Operations LLC	5.500%	09/15/24	$304,000	$304,000	$305,520
Topaz Marine S.A.	8.625	11/01/18	500,000	500,000	492,500
Unitymedia KabelBW GmbH	6.125	01/15/25	500,000	500,000	526,250
Univision Communications, Inc.	5.125	05/15/23	160,000	160,000	158,000
UPCB Finance IV Limited	5.375	01/15/25	208,000	208,000	209,300
Valeant Pharmaceuticals International	7.000	10/01/20	250,000	250,409	227,500
Valeant Pharmaceuticals International	7.000	03/15/24	173,000	173,000	177,541
Virgin Media Secured Finance PLC	5.250	01/15/26	500,000	502,987	502,500
VRX Escrow Corp.	6.125	04/15/25	182,000	182,000	140,140
Welltec A/S	8.000	02/01/19	375,000	372,442	376,875
West Corporation	5.375	07/15/22	500,000	492,868	491,250
Wolverine World Wide, Inc.	5.000	09/01/26	335,000	335,000	314,900

Total Bonds				19,049,007	19,149,187

Common Stock - 0.00%
TherOX, Inc. (B)			2	—	—
Touchstone Health Partnership (B)			292	—	—

Total Common Stock				—	—

Total Rule 144A Securities				19,049,007	19,149,187

Total Corporate Restricted Securities				$116,196,620	$114,976,946

Corporate Public Securities - 20.53%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 0.55%
Aquilex Holdings LLC	5.000%	12/31/20	$157,127	$156,915	$151,627
Power Products, LLC	5.530	01/24/23	132,220	131,575	133,046
Seadrill Partners Finco, LLC	4.000	02/21/21	493,622	253,049	333,723
Summit Midstream Holdings, LLC	7.020	03/06/22	147,334	145,863	149,913

Total Bank Loans				687,402	768,309

Bonds - 19.98%
ADT Security Services Corporation	4.125	06/15/23	500,000	442,181	477,500
Air Lease Corp.	3.000	09/15/23	600,000	594,484	586,327
Alcoa, Inc.	6.150	08/15/20	600,000	614,617	648,750
Anglogold Holdings PLC	5.375	04/15/20	600,000	602,431	631,500
Anixter, Inc.	5.125	10/01/21	165,000	165,000	172,013
Antero Resources Corporation	5.375	11/01/21	395,000	395,000	405,701
A. Schulman Inc.	6.875	06/01/23	500,000	505,893	518,750
Bank of America Corporation	4.000	04/01/24	500,000	498,611	518,399
Brunswick Corporation	7.125	08/01/27	500,000	503,941	588,275
Bunge Limited Finance Corp.	3.250	08/15/26	600,000	602,088	579,901
Community Health Sysyems Inc.	5.125	08/01/21	480,000	472,180	474,600
Clearwater Paper Corporation	4.500	02/01/23	500,000	496,759	485,000
Commercial Metals Company	4.875	05/15/23	750,000	751,055	765,000
Crown Castle International Corp	5.250	01/15/23	600,000	669,188	654,743
CubeSmart, L.P.	4.000	11/15/25	500,000	506,715	507,637
CVR Refining LLC	6.500	11/01/22	350,000	341,623	352,625
Discovery Communications	4.900	03/11/26	600,000	652,362	624,057
Duke Realty Limited Partnership	3.875	10/15/22	500,000	500,767	519,592
EP Energy Corporation	9.375	05/01/20	406,000	207,483	382,736
Expedia Inc.	4.500	08/15/24	600,000	626,679	628,065
Ferrellgas Partners, L.P.	6.750	01/15/22	265,000	267,866	250,425
Ferrellgas Partners, L.P.	8.625	06/15/20	650,000	650,533	622,375
Ford Motor Credit Co. LLC	4.375	08/06/23	600,000	646,332	626,311
Forum Energy Technologies	6.250	10/01/21	160,000	160,000	157,600
Frontier Communications Corporation	6.875	01/15/25	500,000	490,665	413,750
General Motors Financial Co. Inc.	4.000	01/15/25	500,000	508,417	502,507
GEO Group, Inc.	5.875	01/15/22	500,000	476,107	516,250
HealthSouth Corporation	5.125	03/15/23	421,000	412,927	420,999
Hertz Corporation	6.750	04/15/19	79,000	78,586	79,099
Hospital Corporation of America	5.375	02/01/25	100,000	101,534	104,250
Hospital Corporation of America	5.250	06/15/26	174,000	174,000	183,135
Hewlett Packard Enterprise Company	4.900	10/15/25	500,000	498,603	519,367

Corporate Public Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value
Icahn Enterprises L.P.	6.000%	08/01/20	$600,000	$606,633	$621,000
Jabil Circuit, Inc.	4.700	09/15/22	500,000	499,989	515,000
Laboratory Corporation of America Holdings	3.600	02/01/25	500,000	499,359	494,425
Lamar Media Corp.	5.375	01/15/24	160,000	160,000	165,200
Laredo Petroleum, Inc.	5.625	01/15/22	500,000	474,501	498,750
Lazard Group LLC	4.250	11/14/20	500,000	499,088	525,876
Lifepoint Hospitals, Inc.	5.500	12/01/21	350,000	356,913	363,125
LyondellBasell Industries N.V.	5.750	04/15/24	500,000	590,982	571,472
MasTec, Inc.	4.875	03/15/23	500,000	492,899	493,750
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	1,036,250
MPLX LP	4.875	12/01/24	500,000	500,000	525,969
Netflix, Inc.	5.500	02/15/22	299,000	299,000	317,688
NRG Energy, Inc.	7.250	05/15/26	500,000	503,121	515,000
Owens Corning	4.200	12/01/24	600,000	635,825	618,161
PBF Holding Company LLC	6.997	11/15/23	33,000	33,000	33,083
Perry Ellis International, Inc.	7.875	04/01/19	125,000	124,535	125,125
Pitney Bowes Inc.	3.375	10/01/21	500,000	499,639	491,371
Precision Drilling Corporation	6.625	11/15/20	149,477	151,790	150,225
Reinsurance Group of America	3.950	09/15/26	500,000	503,084	504,246
SM Energy Company	6.750	09/15/26	500,000	500,000	504,063
Sprint Corporation	7.125	06/15/24	155,000	155,000	165,463
Steelcase, Inc.	6.375	02/15/21	500,000	503,909	557,005
Suburban Propane Partners, L.P.	5.750	03/01/25	500,000	500,000	492,500
Summit Midstream Holdings, LLC	5.500	08/15/22	92,000	68,261	92,000
Time Warner Cable, Inc.	5.000	02/01/20	500,000	496,540	531,786
Tyson Foods, Inc.	4.500	06/15/22	500,000	509,633	533,545
Western Digital Corporation	10.500	04/01/24	253,000	253,000	298,224
William Lyon Homes	7.000	08/15/22	500,000	500,000	522,500
WPX Energy, Inc.	5.250	09/15/24	425,000	425,000	411,188
Xlit Ltd	4.450	03/31/25	600,000	613,761	607,180

Total Bonds				27,570,089	28,198,409

Total Corporate Public Securities				$28,257,491	$28,966,718

Short-Term Security:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 4.25%
AutoZone Inc.	1.150%	04/03/17	$2,000,000	$1,999,872	$1,999,872
Leggett & Platt Inc.	1.250	04/18/17	2,000,000	1,998,820	1,998,820
Suncor Energy Inc	1.095	04/06/17	2,000,000	1,999,696	1,999,696

Total Short-Term Security				$5,998,388	$5,998,388

Total Investments	106.25%			$150,452,499	$149,942,052

Other Assets	5.40				7,620,286

Liabilities	(11.65)				(16,442,645)

Total Net Assets	100.00%				$141,119,693

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of March 31, 2017 the values of these securities amounted to $95,827,759 or 67.90% of net assets.
(F)	Held in CI Subsidiary Trust
PIK - Payment-in-kind

CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2017
(Unaudited)

Industry Classification:	Fair Value/ Market Value
AEROSPACE & DEFENSE - 2.96%
API Technologies Corp.	$1,716,351
FMH Holdings Corporation	261,232
Merex Holding Corporation	446,336
Sunvair Aerospace Group Inc.	1,231,895
Whitcraft Holdings, Inc.	524,394
4,180,208

AUTOMOTIVE - 8.38%
Aurora Parts & Accessories LLC	1,711,946
CG Holdings Manufacturing Company	1,929,336
DPL Holding Corporation	1,612,170
Ford Motor Credit Co. LLC	626,311
General Motors Financial Co. Inc.	502,507
Grakon Parent	157,693
J.B. Poindexter Co., Inc.	523,750
Meritor, Inc.	1,036,250
Moog Inc.	512,500
Power Stop Holdings LLC	1,874,948
Randy's Worldwide Automotive	1,339,118
11,826,529

BANKING - 0.37%
Bank of America Corporation	518,399

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.81%
Icahn Enterprises L.P.	621,000
Lazard Group LLC	525,876
1,146,876

BUILDING MATERIALS - 9.58%
ARI Holding Corporation	2,258,761
Boise Cascade Company	131,950
Janus Group Holdings LLC	908,709
Happy Floors Acquisition, Inc.	1,725,525
NSi Industries Holdings, Inc.	1,768,509
Owens Corning	618,161
Pearlman Enterprises, Inc.	1,462,289
Signature Systems Holding Company	10,685
Sunrise Windows Holding Company	999,929
Torrent Group Holdings, Inc.	77,254
Wellborn Forest Holding Company	1,778,423
Wolf-Gordon, Inc.	$1,775,779
13,515,974

CABLE & SATELLITE - 1.62%
Hughes Satellite Systems Corporation	511,250
Time Warner Cable, Inc.	531,786
Unitymedia KabelBW GmbH	526,250
UPCB Finance IV Limited	209,300
Virgin Media Secured Finance PLC	502,500
2,281,086

Industry Classification:	Fair Value/ Market Value
CHEMICALS - 3.22%
A. Schulman Inc.	518,750
Compass Chemical International LLC	114,876
Consolidated Energy Finance S.A.	503,750
Cornerstone Chemical Company	502,500
CVR Partners, LP.	513,125
LBC Tank Terminals Holding Netherlands B.V.	687,942
LyondellBasell Industries N.V.	571,472
Polytex Holdings LLC	1,125,517
4,537,932

CONSUMER CYCLICAL SERVICES - 3.41%
ADT Security Services Corporation	477,500
CHG Alternative Education Holding Company	1,066,433
Church Services Holding Company	—
GEO Group, Inc.	516,250
PPC Event Services	1,712,762
Prime Security Services Borrower	548,125
West Corporation	491,250
4,812,320

CONSUMER PRODUCTS - 10.20%
AMS Holding LLC	242,562
Blue Wave Products, Inc.	860,189
Elite Sportwear Holding, LLC	1,738,662
gloProfessional Holdings, Inc.	1,354,856
GTI Holding Company	795,719
Handi Quilter Holding Company	2,101,845
HHI Group, LLC	947,622
K N B Holdings Corporation	76,115

See Notes to Consolidated Financial Statements

Industry Classification: (Continued)	Fair Value/ Market Value
Kyjen Company	$1,333,433
Leggett & Platt Inc.	1,998,820
Manhattan Beachwear Holding Company	—
MasTec, Inc.	493,750
Master Cutlery LLC	908,177
Perry Ellis International, Inc.	125,125
York Wall Holding Company	1,422,42
14,399,300

DIVERSIFIED MANUFACTURING - 4.89%
ABC Industries, Inc.	380,010
Advanced Manufacturing Enterprises LLC	—
Airxcel Holdings	330,562
Amsted Industries	240,600
Belden Inc.	209,475
BP SCI LLC	339,495
CTP Transportation Products, LLC	272,800
EnPro Industries Inc.	124,200
F G I Equity LLC	368,360
Forum Energy Technologies	157,600
Ideal Tridon Holdings, Inc.	174,798
K P I Holdings, Inc.	160,933
Motion Controls Holdings	1,073,654
NetShape Technologies, Inc.	—
SR Smith LLC	1,722,962
Strahman Holdings Inc	1,208,522
Power Products, LLC	133,046
6,897,017

ELECTRIC - 1.59%
AM Conservation Holding Corp.	1,722,059
NRG Energy, Inc.	515,000
2,237,059

FINANCE COMPANIES - 0.42%
Air Lease Corp.	586,327

FINANCIAL OTHER - 0.07%
Insurance Claims Management, Inc.	104,566

FOOD & BEVERAGE - 10.69%
1492 Acquisition LLC	314,277
Bunge Limited Finance Corp.	579,901
Dean Foods	342,982
Del Real LLC	1,702,306
Eagle Family Foods, Inc.	$1,725,000
F F C Holding Corporation	357,714
GenNx Novel Holding, Inc.	1,500,459
Hollandia Produce LLC	1,307,811
Hospitality Mints Holding Company	1,052,576
Impact Confections	1,187,606
JMH Investors LLC	163,043
PANOS Brands LLC	2,236,909
Tyson Foods, Inc.	533,545

Industry Classification: (Continued)	Fair Value/ Market Value
Westminster Acquisition LLC	1,000,982
WP Supply Holding Corporation	1,082,066
15,087,177

GAMING - 1.18%
CTM Holding, Inc.	1,670,309

HEALTHCARE - 3.59%
CORA Health Services, Inc.	854,454
Community Health Sysyems Inc.	474,600
ECG Consulting Group	1,413,407
GD Dental Services LLC	118,292
Healthcare Direct Holding Company	91,608
HealthSouth Corporation	420,999
Hospital Corporation of America	287,385
Laboratory Corporation of America Holdings	494,425
Lifepoint Hospitals, Inc.	363,125
TherOX, Inc.	—
Touchstone Health Partnership	—
Valeant Pharmaceuticals International	405,041
VRX Escrow Corp.	140,140
5,063,476

HEALTH INSURANCE - 0.36%
Reinsurance Group of America	504,246

HOME CONSTRUCTION - 0.49%
Beazer Homes USA, Inc.	175,200
William Lyon Homes	522,500
697,700

INDEPENDENT - 1.98%
Antero Resources Corporation	405,701
EP Energy Corporation	382,736
Jupiter Resources Inc.	408,750

See Notes to Consolidated Financial Statements

Industry Classification: (Continued)	Fair Value/ Market Value
Laredo Petroleum, Inc.	$498,750
MEG Energy Corporation	446,875
Precision Drilling Corporation	150,225
SM Energy Company	504,063
2,797,100

INDUSTRIAL OTHER - 8.77%
AFC - Dell Holding Corporation	1,319,035
Aquilex Holdings LLC	151,627
Brunswick Corporation	588,275
Clough, Harbour and Associates	765,870
Connecticut Electric, Inc.	1,474,577
Hartland Controls Holding Corporation	1,764,302
HVAC Holdings, Inc.	1,405,442
Mail Communications Group, Inc.	214,107
MC Sign Holdings LLC	1,151,220
Midwest Industrial Rubber, Inc.	1,712,689
Nielsen Finance LLC	277,098
O E C Holding Corporation	195,418
Smart Source Holdings LLC	483,201
SMB Machinery Holdings, Inc.	—
Steelcase, Inc.	557,005
Tranzonic Holdings LLC	315,918
12,375,784

INTEGRATED - 1.42%
Suncor Energy Inc	1,999,696

MEDIA & ENTERTAINMENT - 2.65%
BlueSpire Holding, Inc.	—
Discovery Communications	624,057
GlynnDevins Acquisition Corporation	100,417
HOP Entertainment LLC	—
Lamar Media Corp.	165,200
Money Mailer Equity LLC	1,681,289
Netflix, Inc.	317,688
Sinclair Broadcast Group, Inc.	209,100
Sinclair Television Group, Inc.	482,500
Univision Communications, Inc.	158,000
3,738,251

METALS & MINING - 3.15%
Alcoa, Inc.	$648,750
Anglogold Holdings PLC	631,500
Commercial Metals Company	765,000
Constellium N.V.	398,177
First Quantum Minerals Ltd.	503,750
Iamgold Corporation	495,000
New Gold Inc.	501,250
Suncoke Energy	505,000
4,448,427

MIDSTREAM - 1.61%
CVR Refining LLC	352,625
Ferrellgas Partners, L.P.	872,800

Industry Classification: (Continued)	Fair Value/ Market Value
Suburban Propane Partners, L.P.	492,500
Summit Midstream Holdings, LLC	241,913
Tallgrass Operations LLC	305,520
2,265,358

OIL FIELD SERVICES - 1.37%
Avantech Testing Services LLC	—
Hilcorp Energy Company	314,063
Petroplex Inv Holdings LLC	4,910
Seadrill Partners Finco, LLC	333,723
Topaz Marine S.A.	492,500
Welltec A/S	376,875
WPX Energy, Inc.	411,188
1,933,259

OTHER - REITS - 0.73%
Duke Realty Limited Partnership	519,592
CubeSmart, L.P.	507,637
1,027,229

PACKAGING - 0.52%
ASC Holdings, Inc.	736,014

PAPER - 1.54%
Clearwater Paper Corporation	485,000
Dunn Paper	1,690,500
2,175,500

See Notes to Consolidated Financial Statements

Industry Classification: (Continued)	Fair Value/ Market Value
PHARMACEUTICALS - 2.87%
Clarion Brands Holding Corp.	$2,222,327
ERG Holding Company LLC	1,332,715
Mallinckrodt PLC	492,750
4,047,792

PROPERTY & CASUALTY - 0.43%
Xlit Ltd	607,180

REFINING - 2.34%
CITGO Petroleum Corporation	430,313
MES Partners, Inc.	1,155,139
MPLX LP	525,969
PBF Holding Company LLC	33,083
Tristar Global Energy Solutions, Inc.	1,159,155
3,303,659

RETAILERS - 1.73%
AutoZone Inc.	1,999,872
HD Supply, Inc.	133,508
Wolverine World Wide, Inc.	314,900
2,448,280

TECHNOLOGY - 7.17%
Anixter, Inc.	172,013
Dell Inc.	627,447
Expedia Inc.	628,065
First Data Corporation	413,105
Glynlyon Holding Companies, Inc.	1,847,245
Hewlett Packard Enterprise Company	519,367
Jabil Circuit, Inc.	515,000
Micron Technology, Inc.	732,949
Pitney Bowes Inc.	491,371
Sabre GLBL, Inc.	124,745
Software Paradigms International Group, LLC	1,731,027
Veritext Corporation	2,012,500
Western Digital Corporation	298,224
10,113,058

TELECOMMUNICATIONS - 0.30%
Altice Financing S.A.	425,000

TRANSPORTATION SERVICES - 2.65%
Hertz Corporation	$79,099
MNX Holding Company	1,340,248
OPE KAG Finance Sub	511,250
Penske Corporation	539,757
Team Drive-Away Holdings LLC	876,644
VP Holding Company	398,635
3,745,633

WIRELESS - 0.90%
Crown Castle International Corp	654,743
Digicel Group Limited	454,375
Sprint Corporation	165,463
1,274,581

WIRELINES - 0.29%
Frontier Communications Corporation	413,750
Total Investments - 106.25% (Cost - $150,452,499)	$149,942,052

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.	History
Barings Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988. In order to clarify the Trust's relationship to Barings LLC, as of September 12, 2016, the Trust's name was changed to replace "Babson Capital Participation Investors" with "Barings Participation Investors".

The Trust is a diversified closed-end management investment company. Barings LLC ("Barings"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities), and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may invest in high quality, readily marketable securities.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("PI Subsidiary Trust") for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the "Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and has delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $95,827,759 (67.90% of net assets) as of March 31, 2017 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At March 31, 2017, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Barings continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes' fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Significant increases/(decreases) to the company's EBITDA and/or valuation multiple would result in significant increases/(decreases) to the equity value. An increase/(decrease) to the discount would result in a (decrease)/increase to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of March 31, 2017:

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Bank Loans	$1,690,500	Broker Quote	Single Broker	98%	98%
	$3,737,500	Discounted Cash Flows	Discount Rate	8.6% to 9.0%	8.7%

Corporate Bonds	$68,079,097	Discounted Cash Flows	Discount Rate	8.0% to 17.3%	12.5%

	$2,017,224	Market Approach	Valuation Multiple	3.6x to 7.7x	5.8x

			EBITDA	$0.0 million to $9.4 million	$6.0 million

Equity Securities	$20,303,438	Market Approach	Valuation Multiple	3.6x to 13.4x	7.9x

			EBITDA	$50.0 million to $165.7 million	$21.7 million

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trusts' financial instruments are categorized as of March 31, 2017.

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of March 31, 2017 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$89,245,508	$—	$19,149,187	$70,096,321
Bank Loans	5,428,000	—	—	5,428,000
Common Stock - U.S.	5,747,364	—	—	5,747,364
Preferred Stock	3,787,872	—	—	3,787,872
Partnerships and LLCs	10,768,202	—	—	10,768,202
Public Securities
Bank Loans	768,309	—	768,309	—
Corporate Bonds	28,198,409	—	28,198,409	—
Short-term Securities	5,998,388	—	5,998,388	—
Total	$149,942,052	$—	$54,114,293	$95,827,759
See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2016	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 3/31/2017
Restricted Securities
Corporate Bonds	$69,600,395	$1,176,926	$1,611,393	$(6,900)	$(2,285,493)	$—	$—	$70,096,321
Bank Loans	5,132,890	13,360	281,750	—	—	—	—	5,428,000
Common Stock - U.S.	5,972,591	(79,876)	104,545	(249,896)	—	—	—	5,747,364
Preferred Stock	3,878,030	108,001	—	(198,159)	—	—	—	3,787,872
Partnerships and LLCs	10,187,680	(36,301)	1,067,399	(450,576)	—	—	—	10,768,202
	$94,771,586	$1,182,110	$3,065,087	$(905,531)	$(2,285,493)	$—	$—	$95,827,759
There were no transfers into or out of Level 1 and Level 2 assets.

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$51,286	—
Net realized gain on investments before taxes	$147,083	—
Net change in unrealized appreciation of investments before taxes	$983,741	929,745

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes:

The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of March 31, 2017, the PI Subsidiary Trust has incurred income tax expense of $101,548.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of March 31, 2017, the PI Subsidiary Trust has a deferred tax liability of $408,371.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

3.	Investment Advisory and Administrative Services Contract
A. Services:

Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Barings has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust's net assets as of such day.

4.	Senior Indebtedness
MassMutual holds the Trust's $15,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended March 31, 2017, the Trust incurred total interest expense on the Note of $153,375.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments

	For the three months ended 03/31/17
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$4,721,695	$3,319,930
Corporate public securities	2,560,340	1,295,827

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of March 31, 2017. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of March 31, 2017 is $510,447 and consists of $12,266,794 appreciation and $12,777,241 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $408,371 on net unrealized gains on the PI Subsidiary Trust.

6.	Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust's policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

7.	Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At March 31, 2017, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
CORA Health Services, Inc.	$890,933
HVAC Holdings, Inc.	$600,572

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES: BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS ADVISERS (JAPAN) KK; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS FUNDS TRUST; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, "BARINGS").

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;

•	Consumer or other reporting agencies, government agencies, employers or others;

•	Your transactions with us, our affiliates, or others; and

•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an "opt-in" or "opt-out" from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

January 2017

Members of the Board of
Trustees

Michael H. Brown*

Barbara M. Ginader

Edward P. Grace III

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Clifford M. Noreen
Chairman

Robert M. Shettle
President

James M. Roy
Vice President & Chief Financial Officer

Janice M. Bishop
Vice President, Secretary & Chief Legal Officer

Sean Feeley
Vice President

Daniel J. Florence
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Barings Participation Investors (the "Trust") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Barings Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Participation Investors

PI6217